Exhibit 10.2

March 4, 2016

UNIVERSAL BIOSENSORS PTY. LTD.

1 Corporate Avenue

Rowville, Victoria 3178

Australia

Re:	Conditional Prepayment of Milestones and other amendments

Ladies and Gentlemen:

We refer to the Collaboration Agreement between Universal Biosensors Pty Ltd. (“UBI”) and Siemens Healthcare Diagnostics Inc. (“Siemens”) dated September 9, 2011 and as amended on September 20, 2012 (the “Collaboration Agreement”) and the Supplemental Agreement between Siemens and UBI dated September 20, 2012 (the “Supplemental Agreement”) and the Xprecia Stride Letter Agreement between Siemens and UBI dated December 12, 2014 (the “December 2014 Letter”) and the Supply Agreement between UBI and Siemens dated September 20, 2012 (the “Supply Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Collaboration Agreement.

By way of background:

•	The Collaboration Agreement sets forth certain milestone payments payable to UBI by Siemens upon achievement of specified milestones.

•	The Supplemental Agreement sets forth three payment installments for deliverables relating to the Critical Care Reader.

•	The December 2014 Letter [***] from the Requirements for the [***] Product.

•	The parties have agreed to the prepayment of certain milestone payments and other amendments, on the terms and conditions of this letter.

In consideration of the foregoing premises and the mutual covenants contained in this letter, UBI and Siemens, intending to be legally bound, hereby agree as follows:

1.	COLLABORATION AMENDMENTS

a.	Annex 7.1 to the Collaboration Agreement is hereby amended and restated in its entirety, including the addition of a new milestone, as set forth in Exhibit A attached to this letter.

b.	The initial Development Plan is amended by adding the Development Work for the [***] (Product defined below) and deleting Development Work for the [***] Product. The parties mutually agree to cease Development Work and commercialization efforts for the [***] Product and no further payments are

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due from Siemens for [***] Development Work. Each Party confirms it has no claim against the other in connection with any matter concerning the [***] Product arising prior to the date of this letter. The initial Target Timeline no longer applies and will be replaced with a new targeted timeline to be agreed by the parties.

c.	The initial Requirements are amended by adding the Requirements for the [***] as set forth in Exhibit B attached to this letter [***]. For clarity, the [***] is a [***] as defined in, and is subject to the terms of, the Collaboration Agreement and Supply Agreement. For the purposes of calculating the pricing tiers for Per-Strip Fees and the profit sharing bonus, [***] developed under the Collaboration Agreement [***]. For the purpose of calculating the duration of time that Per-Strip Fees are payable under Section 7.2 of the Collaboration Agreement, [***] will be regarded as a [***].

2.	PREPAYMENT

a.	Subject to Section 3 of this letter, Siemens shall prepay to UBI $2.5 Million U.S. Dollars by April 30, 2016 which will constitute conditional prepayment of:

i.	Milestones numbered 6 and 8 in Annex 7.1 of the Collaboration Agreement as currently amended.

ii.	The third installment payment in Section 1(c) of the Supplemental Agreement.

b.	The prepayments made hereunder should in no way be construed and in no way imply that the milestones have been achieved and, the prepaid amounts shall not be considered “paid” under the Collaboration Agreement until the relevant milestone has been achieved.

c.	Subject to Section 3 of this letter, Siemens shall pay to UBI $1.25 Million U.S. Dollars prior to December 31, 2016, which will constitute a prepayment of milestone number 7 in Annex 7.1 of the Collaboration Agreement as currently amended.

d.	UBI shall diligently continue Development Work in accordance with the requirements of the Collaboration Agreement and Supplemental Agreement.

3.	REFUND OF PREPAYMENT

a.	After any one of the following enumerated occurrences below and notice from Siemens, UBI shall within 60 days reimburse Siemens such of the prepayment amounts referred to in Section 2(a) of this letter that relate to corresponding milestones in Section 2(a) which have not been achieved as

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at the date Siemens gives the foregoing notice, or, at Siemens’ sole discretion, after such notice Siemens may unilaterally deduct and offset said amounts from any amounts owed by Siemens to UBI, including, without limitation, payments for Product ordered under the Supply Agreement:

i.	If a milestone referred to in Section 2(a) is not achieved and the parties agree that such Milestone is not achievable.

ii.	If the Parties cease development of a Product after technical infeasibility is demonstrated in accordance with Section 3.6 of the Collaboration Agreement.

iii.	In the event of expiration or termination of the Collaboration Agreement, excluding termination by UBI under Section 11.2.1, 11.2.2 or 11.2.3 or by Siemens under Section 11.2.4 (in which case the prepayment for unmet milestones will not be repayable).

iv.	If UBI voluntarily files a petition in bankruptcy or has such a petition involuntarily filed against it or is placed in an insolvency proceeding, or if an order is entered appointing a receiver or trustee or if a levy or attachment is made against a substantial portion of its assets, or if any assignment for the benefit of its creditors is made.

v.	An assignment of the Collaboration Agreement and/or Supply Agreement.

b.	If milestone number 7 in Annex 7.1 is not achieved and the parties agree that said milestone is not achievable and notice from Siemens, UBI shall within 60 days reimburse Siemens the prepayment amount referred to in Section 2(c) of this letter, or, at Siemens’ sole discretion, after such notice Siemens may unilaterally deduct and offset said amount from any amounts owed by Siemens to UBI, including, without limitation, payments for Product ordered under the Supply Agreement.

c.	If Siemens elects a cash refund, all amounts due from UBI to Siemens, which are not paid within 30 days of the due date, shall bear interest from the due date in accordance with Section 7.8 of the Collaboration Agreement.

4.	SUPPLY AGREEMENT PRICING

a.	The Pricing Exhibit B to the Supply Agreement is amended and restated in its entirety as set forth in Exhibit C attached to this letter.

b.	The parties agree that UBI shall be relieved of any obligation to supply [***] Product under the Supply Agreement.

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5.	EFFECT OF AMENDMENT.

Except as specifically amended by this letter, the terms and conditions of the Collaboration Agreement, the Supply Agreement, the Supplemental Agreement, and the December 2014 Letter shall remain in full force and effect.

If the foregoing is acceptable to you, please sign this letter in the space provided below and return it to the address above.

Sincerely,

SIEMENS HEALTHCARE DIAGNOSTICS INC.

Peter Koerte	Vivek Mehrotra

Agreed to and accepted as of the Effective Date:

UNIVERSAL BIOSENSORS PTY LTD.

By:

Name:

Title:

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EXHIBIT A

Amended and Restated Annex 7.1 to the Collaboration Agreement

Annex 7.1

Milestone Payments

MILESTONE NUMBER	MILESTONE	MILESTONE PAYMENT	STATUS AS AT DATE OF LETTER AGREEMENT
1	Technology access fee payable on Effective Date	$3.0 million	Paid

2	[***] Product feasibility	$1.5 million	Paid

3	[***] Product feasibility	$1.5 million	Paid

4	[***] + Professional Reader EU launch	$1.0 million	Conditionally paid – Subject to December 2014 Letter

5	[***] + Professional Reader 510(k) submission	$1.0 million	Conditionally paid – Subject to December 2014 Letter

6	[***] Product EU Launch	$1.0 million	Prepayment

7	[***]	$1.25 million	Prepayment by December 31, 2016

8	[***]	$1.0 million	Prepayment

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EXHIBIT B

Amended Requirements to the Collaboration Agreement

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EXHIBIT C

Amended and Restated Exhibit B to the Supply Agreement

Price Tiers

Price Tiers:

	Annual* volumes (in millions):	Price per strip (USD)
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*	Based on Siemens’ fiscal year (October 1-September 30).

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